UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2006
NNN 2003 Value Fund, LLC
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-51295 (Commission File Number)	20-122092 (IRS Employer Identification No.)
1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices) (Zip Code)
(877) 888-7348
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Current Report on Form 8-K on April 28, 2006, or the Form 8-K, reporting our acquisition of the office building located at 901 Civic Center in Santa Ana, California, as described in such Form 8-K. This amendment on Form 8-K/A hereby amends the Form 8-K to provide the financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Members
NNN 2003 Value Fund, LLC
We have audited the accompanying statement of revenues and certain expenses of 901 Civic Center Drive (the “Property”) for the year ended December 31, 2005. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. The Property is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion.
     An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and certain expenses presentation. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses. It is not intended to be a complete presentation of the Property’s revenues and expenses.
     In our opinion, such statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as described in Note 1, of the Property for the year ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.
/s/ Squar, Milner, Reehl & Williamson, LLP
June 26, 2006
Newport Beach, California

901 Civic Center Drive
Statements of Revenues and Certain Expenses
For the three months ended March 31, 2006 (unaudited)
and the year ended December 31, 2005

	Three months ended
	March 31, 2006	Year Ended
	(Unaudited)	December 31, 2005
REVENUES
Rental income	$376,000	$1,180,000
Tenant reimbursement	18,000	22,000
Other income	3,000	—

Total Revenues	397,000	1,202,000

CERTAIN EXPENSES
Grounds maintenance	2,000	8,000
Building maintenance	9,000	30,000
Real estate taxes	24,000	96,000
Electricity, water and gas utilities	52,000	211,000
Management fees	10,000	40,000
Insurance	7,000	19,000
General and administrative	7,000	10,000

Total Certain Expenses	111,000	414,000

REVENUES IN EXCESS OF CERTAIN EXPENSES	$286,000	$788,000

The accompanying notes are an integral part of these statements of revenues and certain expenses.

901 Civic Center Drive
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the three months ended March 31, 2006 (unaudited)
and the year ended December 31, 2005
1. BASIS OF PRESENTATION
On April 24, 2006, NNN 2003 Value Fund, LLC, completed the purchase of a 96.9% interest in the 901 Civic Center Drive property located in Santa Ana, California, or the Property, through NNN VF 901 Civic, LLC, a wholly owned subsidiary of NNN 2003 Value Fund, LLC. NNN 901 Civic, LLC, an affiliate of NNN 2003 Value Fund, LLC, purchased the remaining 3.1% interest in the Property. The total purchase price for the Property was $14,700,000.
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Property for the three months ended March 31, 2006 (unaudited) and the year ended December 31, 2005 due to the exclusion of certain expenses, including interest, depreciation and amortization expense, which may not be comparable to the proposed future operations of the Property.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES
Revenue Recognition
All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized in the period that the expenses are incurred.
Use of Estimates
Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to prepare the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

901 Civic Center Drive
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the three months ended March 31, 2006 (unaudited)
and the year ended December 31, 2005
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Unaudited Interim Information
The statement of revenues and certain expenses for the three months ended March 31, 2006 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.
3. MINIMUM FUTURE LEASE RENTAL
The Property has entered into various lease agreements with tenants that expire at various dates through 2008 and are subject to scheduled fixed increases in base rent. As of December 31, 2005, the minimum future cash rents receivable under the non-cancelable operating leases in each of the next five years are as follows:

Year Ended December 31,
2006	$1,414,000
2007	1,384,000
2008	591,000
2009	—
2010	—

Total	$3,389,000

The leases also require reimbursement of the tenant’s proportional share of common area expenses, real estate taxes and other operating expenses, which are not included in the amounts above.
4. TENANT CONCENTRATION
For the three months ended March 31, 2006 (unaudited), the Property had two tenants, occupying three suites, that accounted for 10% or more of annual rental income approximated as follows:

	Date of Lease	Aggregate Annual	% Aggregate Annual
Tenant Name	Expiration	Rental Income	Rental Income
Federal Bureau of	3/14/2008 and
Investigation	5/03/2008	$252,000	72%

Qualify America, Inc.	11/30/2008	$61,000	17%
If these tenants were to default on their leases, future revenue of the Property would be materially and adversely impacted.

901 Civic Center Drive
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the three months ended March 31, 2006 (unaudited)
and the year ended December 31, 2005
4. TENANT CONCENTRATION (continued)
For the year ended December 31, 2005, the Property had one tenant occupying two suites that accounted for 10% or more of annual rental income.

	Date of Lease	Aggregate Annual	% Aggregate Annual
Tenant Name	Expiration	Rental Income	Rental Income
Federal Bureau of	3/14/2008 and
Investigation	5/03/2008	$992,000	84%
If this tenant were to default on their leases, future revenue of the Property would be materially and adversely impacted.
5. COMMITMENTS AND CONTINGENCIES
Litigation
The Property is subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of the real estate property, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that they believe will have a material adverse effect on the Property’s results of operations.
Other Matters
Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.

NNN 2003 VALUE FUND, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2006
AND THE YEAR ENDED DECEMBER 31, 2005
The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the properties been acquired by us as of the dates set forth below. The pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our condensed consolidated historical financial statements included in our December 31, 2005 Annual Report on Form 10-K and our March 31, 2006 Quarterly Report on Form 10-Q. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2006 is presented as if the acquisition of 901 Civic Center Drive had occurred on March 31, 2006.
The accompanying unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2005 and for the three months ended March 31, 2006 are presented as if the acquisitions of the properties had occurred on January 1, 2005.
The accompanying pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. We have excluded the results of Satellite Place, Oakey Building, Financial Plaza, 3500 Maple Avenue, and Southwood, which were either disposed of or classified as discontinued operations.

NNN 2003 VALUE FUND, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
BALANCE SHEET AS OF MARCH 31, 2006

	Company	Acquisition of
	Historical	901 Civic Center Drive	Company Pro
	(A)	(B)	Forma

ASSETS
Real estate investments:
Operating properties, net	$32,873,000	$13,240,000	$46,113,000
Land held for development	730,000	—	730,000
Properties held for sale, net	49,475,000	—	49,475,000
Investments in unconsolidated real estate	5,874,000	—	5,874,000

	88,952,000	13,240,000	102,192,000

Cash and cash equivalents	14,267,000	(14,244,000)	23,000
Investment in marketable securities	2,550,000	—	2,550,000
Accounts receivable, net	540,000	—	540,000
Accounts receivable from related parties	643,000	—	643,000
Restricted cash	4,216,000	97,000	4,313,000
Identified intangible assets, net	4,942,000	1,620,000	6,562,000
Other assets — properties held for sale	16,308,000	—	16,308,000
Other assets, net	764,000	18,000	782,000
Notes receivable	2,420,000	—	2,420,000

Total assets	$135,602,000	$731,000	$136,333,000

LIABILITIES, MINORITY INTERESTS AND UNIT HOLDERS’ EQUITY
Mortgage loans payable	$26,415,000	$—	$26,415,000
Mortgage loans payable secured by properties held for sale	58,320,000	—	58,320,000
Other debt	540,000	—	540,000
Accounts payable and accrued liabilities	3,438,000	—	3,438,000
Accounts payable due to related parties	352,000	—	352,000
Other liabilities — properties held for sale, net	1,686,000	—	1,686,000
Identified intangible liabilities	—	2,000	2,000
Security deposits and prepaid rent	402,000	32,000	434,000

	91,153,000	34,000	91,187,000

Minority interests	701,000	690,000	1,391,000
Minority interests — property held for sale	3,293,000	—	3,293,000

	3,994,000	690,000	4,684,000

Commitments and contingencies
Unit holders’ equity	40,435,000	7,000	40,442,000
Accumulated other comprehensive income	20,000	—	20,000

Total unit holders’ equity	40,455,000	7,000	40,462,000

Total liabilities, minority interests and unit holders’ equity	$135,602,000	$731,000	$136,333,000

NNN 2003 VALUE FUND, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

	Company	Adjustments	Interwood	Woodside	901 Civic	Company Pro
	Historical (C)	(D)	(E)	(E)	Center Drive (E)	Forma
Revenues:
Rental income	$2,194,000	$—	$76,000	$1,384,000	$1,201,000	$4,855,000

Expenses:
Rental expenses	1,714,000	(13,000)	34,000	554,000	491,000	2,780,000
General and administrative	1,298,000	—	—	112,000	10,000	1,420,000
Depreciation and amortization	943,000	—	20,000	1,001,000	629,000	2,593,000

	3,955,000	(13,000)	54,000	1,667,000	1,130,000	6,793,000

(Loss) income before other income (expense) and minority interests	(1,761,000)	13,000	22,000	(283,000)	71,000	(1,938,000)
Other income (expense):
Interest expense	(1,158,000)	—	(27,000)	(781,000)	—	(1,966,000)
Interest and dividend income	416,000	—	—	—	—	416,000
Gain on sale of marketable securities	344,000	—	—	—	—	344,000
Equity in earnings (losses) and gain on sale of unconsolidated real estate	2,510,000	(1,380,000)	—	—	—	1,130,000
Minority interests	(166,000)	—	—	—	—	(166,000)

Income (loss) from continuing operations	$185,000	$(1,367,000)	$(5,000)	$(1,064,000)	$71,000	$(2,180,000)

Income (loss) per member unit — basic and diluted continuing operations	$18.50	$(136.70)	$(0.50)	$(106.40)	$7.10	$(218.00)

Weighted-average number of member units outstanding — basic and diluted	10,000	10,000	10,000	10,000	10,000	10,000

NNN 2003 VALUE FUND, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2006

	Company	901 Civic Center	Company Pro
	Historical (F)	Drive (G)	Forma
Revenues:
Rental income	$976,000	$396,000	$1,372,000

Expenses:
Rental expenses	581,000	129,000	710,000
General and administrative	225,000	7,000	232,000
Depreciation and amortization	467,000	157,000	624,000

	1,273,000	293,000	1,566,000
(Loss) income before other income (expense) and minority interests	(297,000)	103,000	(194,000)
Other income (expense):
Interest expense	(594,000)	—	(594,000)
Interest and dividend income	174,000	—	174,000
Gain on sale of marketable securities	75,000	—	75,000
Equity in losses of unconsolidated real estate	(209,000)	—	(209,000)
Other income	66,000	—	66,000
Minority interests	(5,000)	—	(5,000)

Income (loss) from continuing operations	$(790,000)	$103,000	$(687,000)

Income (loss) per member unit — basic and diluted continuing operations	$(79.06)	$10.31	$(68.75)

Weighted-average number of member units outstanding — basic and diluted	9,993	9,993	9,993

NNN 2003 VALUE FUND, LLC
NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (UNAUDITED)
1. Notes to Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006.
(A) As reported on our March 31, 2006 Quarterly Report on Form 10-Q.
(B) Adjustments to reflect the April 24, 2006 purchase allocation of the Company’s acquisition of the property, as of March 31, 2006, for approximately $14,200,000.

2. Notes to Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2005.
(C) As reported on our December 31, 2005 Annual Report on Form 10-K.
(D) Adjustments required to remove the results of investments in unconsolidated properties sold:
•	NNN Emerald Plaza, LLC (sold November 10, 2005)
•	NNN 801 K Street, LLC (sold August 26, 2005)
(E) Adjustments required to report the pro forma performance of the acquisitions for the period January 1, 2005 through the earlier of December 31, 2005 or the acquisition dates:
•	Interwood (date of acquisition- January 26, 2005)
•	Woodside Corporate Park (date of acquisition- September 30, 2005)
•	901 Civic Center Drive (date of acquisition-April 24, 2006)
Rental income includes the effect of amortizing the capitalized intangible associated with above and below market in-place leases over the term of such leases. Depreciation is calculated based on the Property’s depreciable basis using the straight line method over the Property’s estimated useful life. Amortization expense includes the straight line amortization of other acquired intangibles resulting from purchase accounting over the remaining term of the in-place leases. Pursuant to a management agreement with Triple Net Properties Realty, Inc., or Realty, Realty is entitled to receive, for its services in managing our properties, a monthly management fee of up to 5% of the gross receipts revenue of the Property. As a result, management fees have been estimated based on a rate of 5%. Certain general and administrative expenses were increased for expenses that are included under our current management agreement. Adjustments were made for an incremental property tax expense assuming the Company’s acquisition price and historical property tax rate.

3. Notes to Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2006.
(F) As reported on our March 31, 2006 Quarterly Report on Form 10-Q.
(G) Adjustments required to report the pro forma performance of the acquisition for the period January 1, 2006 through March 31, 2006.
Rental income includes the effect of amortizing the capitalized intangible associated with above and below market in-place leases over the term of such leases. Depreciation is calculated based on the Property’s depreciable basis using the straight line method over the Property’s estimated useful life. Amortization expense includes the straight line amortization of other acquired intangibles resulting from purchase accounting over the remaining term of the in-place leases. Pursuant to a management agreement with Realty, Realty is entitled to receive, for its services in managing our properties, a monthly management fee of up to 5% of the gross receipts revenue of the Property. As a result, management fees have been estimated based on a rate of 5%. Certain general and administrative expenses were increased for expenses that are included under our current management agreement. Adjustments were made for an incremental property tax expense assuming the Company’s acquisition price and historical property tax rate.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC
Date: July 7, 2006	By:	/s/ Richard T. Hutton, Jr.
Richard T. Hutton, Jr.
Chief Executive Officer